                                                                    Exhibit 10.3



                                 FOURTH ADDENDUM
                                       TO
                              ACQUISITION AGREEMENT

THIS FOURTH ADDENDUM TO ACQUISITION AGREEMENT (this "Fourth Addendum"), effective as of September 21, 2001 (the "Fourth Addendum Date"), is entered into by and between TRITON PCS EQUIPMENT COMPANY L.L.C., a Delaware limited liability company with an address in Berwyn, Pennsylvania ("PURCHASER"), and ERICSSON INC., a Delaware corporation with its principal place of business in Richardson, Texas ("SELLER").

WHEREAS, PURCHASER and SELLER entered into the Acquisition Agreement, effective as of March 11, 1998 (as supplemented and amended by the First Addendum, Second Addendum, Third Addendum and this Fourth Addendum, the "Acquisition Agreement").

WHEREAS, PURCHASER and SELLER desire to enter into this Fourth Addendum for PURCHASER to obtain from SELLER the buyout of the future SCC charges for PURCHASER'S TDMA MSCs, all in accordance with the terms and conditions of this Fourth Addendum.

NOW, THEREFORE, PURCHASER and SELLER hereby agree as follows:

1. Definitions. Except as provided in this Fourth Addendum, the defined terms used in this Fourth Addendum will have the same meanings ascribed to them in the Acquisition Agreement.

2. SCC Buyout. SELLER will waive the right to collect future SCC charges on all of PURCHASER's TDMA MSCs used (i) exclusively to support cell-sites within PURCHASER's existing licensed footprint as of the Fourth Addendum Date, or (ii) to support sites that link the PURCHASER footprint with AT&T Wireless Services, Inc. (but excluding any additional BTAs that AT&T Wireless Services, Inc. may transfer or sell to PURCHASER); provided that PURCHASER pays to SELLER the SCC buyout payment of $***** no later than *****. Such sites included in the foregoing clauses (i) and (ii) are collectively referred to as the "Supported Sites." Also in connection with the execution of this Fourth Addendum, PURCHASER agrees to pay to SELLER all SCC charges accrued prior to the earlier of (i) *****, or (ii) the date that the SCC buyout payment of $***** is received by SELLER from PURCHASER.

         In the event that PURCHASER desires to use either a current or future TDMA MSC to support sites that are outside the Supported Sites, then PURCHASER will pay to SELLER additional SCC charges calculated as follows:

                  (x) The SCC charges that would have been due for the TDMA MSC for the SCC to support the sites (assuming there were no SCC buyout), multiplied by

                  (y) The number of TRU's outside the Supported Sites, divided by

                  (z) The number of TRU's (both within and outside the Supported Sites) supported by the TDMA MSC.

3. Use of MSC2000 in Tri-Cities. SELLER agrees to allow PURCHASER to continue utilizing the MSC2000 in PURCHASER's Tri-Cities market for a period of one year commencing on the Fourth Addendum Date, *****.

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TRI99-02217                                              EUS/JT-01:0135  Rev. A
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**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Entire Agreement. This Fourth Addendum, together with each schedule referred and attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Fourth Addendum as of the Fourth Addendum Date.

                                           TRITON PCS
ERICSSON INC.                              EQUIPMENT COMPANY L.L.C.
                                           BY:  TRITON MANAGEMENT COMPANY, INC.,
                                           ITS MANAGER


By:  /s/ David Taber                       By:  /s/ Glen A. Robinson
   --------------------------------             --------------------------------
Printed Name:  David Taber                 Printed Name:  Glen A. Robinson
             ----------------------                       ----------------------

Title:  Vice President                     Title:  Sr. VP Technology
      -----------------------------                -----------------------------

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TRI99-02217                                              EUS/JT-01:0135  Rev. A
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